Sub-Item 77Q1(a)

                                AMENDMENT NO. 20
                         TO SECOND AMENDED AND RESTATED
                     AGREEMENT AND DECLARATION OF TRUST OF
                           AIM COUNSELOR SERIES TRUST
                        (INVESCO COUNSELOR SERIES TRUST)

         This Amendment No. 20 (the "Amendment") to the Second Amended and Restated Agreement and Declaration of Trust of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the "Trust") amends, effective December 1, 2011, the Second Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

         Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

         WHEREAS, the Trust desires to amend the Agreement to remove the following series portfolios: Invesco Multi-Sector Fund, Invesco Balanced Fund, Invesco Dividend Growth Securities Fund, Invesco Fundamental Value Fund, Invesco Large Cap Relative Value Fund, Invesco New York Tax Free Income Fund, Invesco Van Kampen Core Equity Fund and Invesco Van Kampen Equity Premium Income Fund;

          NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of December 1, 2011.

                                   By: /s/ John M. Zerr
                                       ------------------------------
                                   Name:  John M. Zerr
                                   Title: Senior Vice President

                                   EXHIBIT 1

                                  "SCHEDULE A
          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
                         PORTFOLIOS AND CLASSES THEREOF

               PORTFOLIO                         CLASSES OF EACH PORTFOLIO
               ---------                         -------------------------
Invesco California Tax-Free Income Fund          Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class Y Shares

Invesco Core Plus Bond Fund                      Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Class Y Shares
                                                 Institutional Class Shares

Invesco Equally-Weighted S&P 500 Fund            Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Class Y Shares

Invesco Floating Rate Fund                       Class A Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Class Y Shares
                                                 Institutional Class Shares

Invesco S&P 500 Index Fund                       Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class Y Shares

Invesco Global Real Estate Income Fund           Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class Y Shares
                                                 Institutional Class Shares

Invesco Structured Core Fund                     Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Class Y Shares
                                                 Institutional Class Shares
                                                 Investor Class Shares

               PORTFOLIO                         CLASSES OF EACH PORTFOLIO
               ---------                         -------------------------
Invesco Van Kampen American Franchise Fund       Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Class Y Shares
                                                 Institutional Class Shares

Invesco Van Kampen Equity and Income Fund        Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Class Y Shares
                                                 Institutional Class Shares

Invesco Van Kampen Growth and Income Fund        Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Class Y Shares
                                                 Institutional Class Shares

Invesco Van Kampen Pennsylvania Tax Free         Class A Shares
Income Fund                                      Class B Shares
                                                 Class C Shares
                                                 Class Y Shares

Invesco Van Kampen Small Cap Growth Fund         Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class Y Shares"